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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): November 3, 2005


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                    Delaware                                 36-3972986
(State or other jurisdiction of incorporation            (I.R.S. Employer
                or organization)                       Identification Number)


                             9900 West 109th Street
                                    Suite 600
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 3, 2005, Compass Minerals International, Inc. (the "Company") entered into an Employment and Consulting Agreement and a Restrictive Covenant Agreement with Michael Ducey, the Company's Chief Executive Officer.

On November 4, 2005, the Company issued a press release announcing that Mr. Ducey will be leaving the Company as of December 31, 2006. Mr. Ducey will work with the new CEO until Mr. Ducey's retirement at the end of 2006. However, Mr. Ducey intends to resign from his seat on the Board of Directors upon the naming of his successor as CEO. The press release is attached hereto as exhibit 99.1.

The Employment and Consulting Agreement provides that Mr. Ducey shall continue as an employee of the Company through December 31, 2006. From January 1, 2007 through December 31, 2008, Mr. Ducey shall, by the terms of the agreement, be on paid administrative leave, and from January 1, 2009 through Mr. Ducey's 65th birthday, Mr. Ducey shall be available to act as a consultant to the Company up to 60 days per year. The Restrictive Covenant Agreement provides that Mr. Ducey shall not solicit the employees or customers of the Company or compete with the Company through his 65th birthday.

The foregoing descriptions of the Employment and Consulting Agreement and the Restrictive Covenant Agreement are qualified in their entirety by reference to such agreements, attached as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.



(c)  Exhibits:

Exhibit No.       Document

10.1 Employment and Consulting Agreement dated November 3, 2005, between the Company and Michael E. Ducey

10.2 Restrictive Covenant Agreement dated November 3, 2005, between the Company and Michael E. Ducey

99.1              Press release dated November 4, 2005






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPASS MINERALS INTERNATIONAL, INC.

Date:  November 4, 2005                     /s/ Rodney L. Underdown
                                            ------------------------------------
                                            Rodney L. Underdown
                                            Chief Financial Officer